Exhibit 10.6

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

编号：QC-DL-ZL-2011-001
NO.: QC-DL-ZL-2011-001

代理服务合作协议
Agency Service Cooperation Agreement

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC
乙方：黑龙江鹤锋矿山救援设备有限公司
Party B: Heilongjiang Hefeng Mining Rescue Equipment LLC

鉴于甲方为从事救生舱租赁业务，具有批量合作渠道的综合性企业，乙方为专业从事救生舱产品生产研发的高新技术企业，现双方本着平等互利、诚实信用的原则，经友好协商， 就甲方为乙方推荐救生舱租赁合作方事宜，根据《中华人民共和国合同法》及其相关法律、法规的规定，签订如下条款。
Whereas: Party A, engaged in rescue capsule leasing business, is a comprehensive enterprise with a batch of cooperation channels; Party B is a high-tech enterprise specially engaged in production, R & D of rescue capsule products; therefore, Party A and Party B hereof sign the following terms on issues that Party A recommends leasing partners to Party B through friendly consultations and under the principle of equality, mutual benefit and good faith according to “Contract Law of People’s Republic of China” and other provisions of relevant laws and regulations.

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

一、	服务内容

I. Service Content
1、乙方同意委托甲方对其生产的救生舱产品推荐租赁方；
Party B shall agree to entrust Party A to recommend leasing parties its production of rescue capsule products.
2、甲方为乙方推荐适格的救生舱产品租赁合作方；
Party A shall recommend to Party B right leasing partners of rescue capsule products.
3、 在乙方与甲方推荐的救生舱租赁主体达成租赁合作关系之后，由甲方视具体情况对租赁主体提供必要的救生舱操作培训、安检等辅助性服务。
After Party B makes leasing cooperation relations with the rescue capsule leasing entities introduced by Party A, reasonable necessary auxiliary services such as training and maintenance of rescue capsule operation shall be provided by Party A according to specific situations.
二、	服务费及支付

II. Service Fee and Payment
1、乙方向甲方支付的咨询服务费用根据甲方推荐的租赁主体所租赁的救生舱型号、数量及租金进行确认；
Party B shall pay Party A consulting service fee confirmed by type, quantity and rent of rescue capsule leased by leasing party recommended by Party A.

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

2、租赁期限内乙方每年向甲方支付的服务费为所推荐租赁救生舱年租赁费用的20%；
Party B shall pay Party A service fee that is 20% of yearly leasing fee of leasing rescue capsule recommended by Party A every year within leasing term;

3、乙方与甲方所推荐的救生舱租赁主体签订《救生舱租赁合同》后，甲乙双方签订《备忘录》以明确租赁期限内服务费的具体数额及支付时间；
After signing “Rescue Capsule Leasing contract” by and between Party B and rescue capsule leasing party recommended by Party A, Party A and Party B shall sign “Memorandum” in order to determine the exact amount and payment time of service fee within leasing term.

4、甲方账户信息
Party A’ account information
开户行：盛京银行葫芦岛分行营业部
Opening Bank: Shengjing Bank Huludao Branch Banking Dept.
账户名：葫芦岛七彩蓝莎建筑装饰工程有限公司
Account Name: Huludao Qicailansha Building Decoration Engineering LLC
账  号：0701000140300000076

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

Account No.: 0701000140300000076
三、	甲方权利义务

III. Party A’s Rights and Obligations
1、甲方保证不与第三人恶意串通、损害乙方的合法权益；
Party A shall not maliciously collaborate with the third man or damage legitimate rights and interests of Party B;

2、甲方保证向乙方推荐适格的租赁主体与乙方建立救生舱租赁合作关系；
Party A shall guarantee that it will recommend leasing partners to Party B and build rescue capsule leasing cooperative relationship with Party B;

3、甲方须积极为乙方救生舱开拓市场，提升市场占有率。
Party A shall actively develop rescue capsule markets for Party B in order to improve the market shares.

4、甲方有权要求乙方及时支付服务费用。
Party A is entitled to require Party B to pay service fees in time.
四、	乙方权利义务

IV. Party B’s Rights and Obligations
1、乙方与甲方推荐的救生舱租赁主体签订《设备租赁合同》后，将合同复印件备份给甲方；
After entering into “Equipment Leasing Contract” by and between Party B and rescue capsule leasing party, Party B shall give Party A the copy of the contract.

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

2、乙方保证所生产的救生舱产品均符合相应的国家质量标准；
Party B shall guarantee rescue capsule products produced by it in accordance with relevant national quality standard;
3、乙方保证及时向甲方支付本协议约定的咨询服务费用。
Party B shall pay Party A consulting service fee set forth in this Agreement.
五、	合作期限

V．Cooperation Term
本协议期限自2011年6月15日至2014年6月14日，为期三年。
The term of this Agreement shall be from June 15, 2011 to June 14, 2014, with the term 3 years.
六、	商情报告

VI. Market Report
1、甲方有权接受救生舱租赁主体提出的意见和申诉，并及时通知乙方；
Party A shall have the right to accept opinions and complaints from rescue capsule leasing party and timely inform Party B;
2、甲方应及时向乙方提供救生舱行业市场方面的相关信息；
Party A shall timely provide Party B with relevant information of rescue capsule industry market;
3、乙方应将救生舱租赁价格、价款支付等方面的任何变动及时通知甲方。

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

Party B shall timely reform Party A any change of rescue capsule’s leasing price, payment way and other information.
七、 争议解决

VII. Dispute Settlement
在协议履行过程中，因代理服务或与其相关的事项发生争议的，双方应协商解决，协商不成的，任何一方均有权向甲方所在地人民法院提起诉讼。
In the process of implementation of this agreement, disputes arising from the execution of or in connection with the agency service and other matters shall be settled through friendly consultations; if consultation fails, either party shall be entitled to submit the dispute to local people’s court of Party A.
八、 其他
VIII. Others
1、本协议经双方协商一致，可以变更或解除，变更或解除协议应采用书面形式；
The agreement may be altered or canceled subject to negotiation and written agreement.
2、本协议一式两份，具有同等效力；协议自甲乙双方签字盖章之日起生效。
The agreement shall be in duplicate with equal legal effect; and shall become effective after signatures and stamps of Party A and Party B.

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理服务合作协议》 Agency Strategic Cooperation Agreement

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
授权代表：
Party A: Huludao Qicailansha Building Decoration Engineering LLC
授权代表：
Authorized Representative: /s/ Dai Yandong

乙方：黑龙江鹤锋矿山救援设备有限公司
Party B: Heilongjiang Hefeng Mining Rescue Equipment LLC
授权代表：
Authorized Representative: /s/ Li Wenhua

签订日期：2011年6月 15日
Signed on: June 15, 2011